UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21462

Tortoise Energy Infrastructure Corporation
(Exact name of registrant as specified in charter)

11550 Ash Street, Suite 300, Leawood, KS 66211
(Address of principal executive offices) (Zip code)

David J. Schulte
11550 Ash Street, Suite 300, Leawood, KS 66211
(Name and address of agent for service)

913-981-1020
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period: November 30, 2010

Item 1. Report to Stockholders.

TYG
LISTED
NYSE

Yield

Growth

Quality

2010 Annual Report

November 30, 2010

Tortoise Energy Infrastructure Corp.

...Steady Wins®

Company at a Glance

Tortoise Energy Infrastructure Corp. (NYSE: TYG) is a pioneering closed-end investment company investing primarily in equity securities of publicly-traded Master Limited Partnerships (MLPs) and their affiliates in the energy infrastructure sector.

Investment Goals: Yield, Growth and Quality

TYG seeks a high level of total return with an emphasis on current distributions paid to stockholders.

In seeking to achieve yield, we target distributions to our stockholders that are roughly equal to the underlying yield on a direct investment in MLPs. In order to accomplish this, we maintain our strategy of investing primarily in energy infrastructure MLPs with attractive current yields and growth potential.

We seek to achieve distribution growth as revenues of our underlying companies grow with the economy, with the population and through rate increases. This revenue growth generally leads to increased operating profits, and when combined with internal expansion projects and acquisitions, is expected to provide attractive growth in distributions to us. We also seek distribution growth through timely debt and equity offerings.

TYG seeks to achieve quality by investing in companies operating energy infrastructure assets that are critical to the U.S. economy. Often these assets would be difficult to replicate. We also back experienced management teams with successful track records. By investing in us, our stockholders have access to a portfolio that is diversified through geographic regions and across product lines, including natural gas, natural gas liquids, crude oil and refined products.

About Energy Infrastructure Master Limited Partnerships

MLPs are limited partnerships whose units trade on public exchanges such as the New York Stock Exchange (NYSE), the NYSE Alternext US and NASDAQ. Buying MLP units makes an investor a limited partner in the MLP. There are currently approximately 70 MLPs in the market, mostly in industries related to energy and natural resources.

We primarily invest in MLPs and their affiliates in the energy infrastructure sector. Energy infrastructure MLPs are engaged in the transportation, storage and processing of crude oil, natural gas and refined products from production points to the end users. Our investments are primarily in mid-stream (mostly pipeline) operations, which typically produce steady cash flows with less exposure to commodity prices than many alternative investments in the broader energy industry. With the growth potential of this sector along with our disciplined investment approach, we endeavor to generate a predictable and increasing distribution stream for our investors.

A TYG Investment Versus a Direct Investment in MLPs

We provide our stockholders an alternative to investing directly in MLPs and their affiliates. A direct MLP investment potentially offers an attractive distribution with a significant portion treated as return of capital, and a historically low correlation to returns on stocks and bonds. However, the tax characteristics of a direct MLP investment are generally undesirable for tax-exempt investors such as retirement plans. We are structured as a C Corporation — accruing federal and state income taxes, based on taxable earnings and profits. Because of this innovative structure, pioneered by Tortoise Capital Advisors, institutions and retirement accounts are able to join individual stockholders as investors in MLPs.

Additional features include:
  One Form 1099 per stockholder at the end of the year, thus avoiding multiple K-1s and multiple state filings for individual partnership investments;

  A professional management team, with more than 120 years combined investment experience, to select and manage the portfolio on your behalf;

  The ability to access investment grade credit markets to enhance stockholder return; and

  Access to direct placements and other investments not available through the public markets.

January 13, 2011

Dear Fellow Stockholders,

The MLP sector delivered another great year in 2010. We attribute the strong performance to continued market recognition of the underlying solid business fundamentals of MLPs. We have maintained a very attractive current yield, with primary value creation driven by the strength of the midstream MLPs in which we invest, and our resulting stock price appreciation. Generally, our MLP holdings maintained and grew their distributions, improved cash distribution coverage and strengthened their balance sheets.

During the past year, we have remained focused on our goals of yield, growth and quality, with a special emphasis on quality. We focus on what we believe to be the highest quality MLPs in the sector — midstream MLPs — with fee-based, recurring revenue streams.

Master Limited Partnership Sector Review and Outlook

In our fiscal year ended Nov. 30, 2010, the Tortoise MLP Total Return Index™ (TMLPT) had a total return of 44 percent as compared to approximately 10 percent for the S&P 500. These returns were driven by continued sector growth and the resulting increase in MLP distributions.

Demand for services to gather, process, transport and store crude oil, natural gas and natural gas liquids rose as the economy began to improve. Additionally, integrated and other energy companies sold approximately $40 billion of assets to MLPs (including dropdowns and general partner transactions) and nearly $10 billion was invested in new internal growth projects in fiscal 2010. Capital markets were supportive of sector growth, with more than $20 billion of debt and over $14 billion of equity issued to support this activity. For the first time since the spring of 2008, an MLP IPO was completed, with a total of five MLP IPOs in fiscal 2010. We think this alone speaks to the general health of the sector.

We expect the need for growth capital in 2011 to be consistent with recent levels as MLPs focus on the development of the EagleFord shale in South Texas, the Bakken shale around North Dakota, the Marcellus shale located in the Appalachia region, and the Haynesville shale in east Texas and northern Louisiana. Significant infrastructure build-out is needed to connect end-users with these prolific new sources of natural gas supply. Additionally, we believe demand for both refined products and natural gas will improve as the economy expands and population grows. We expect accompanying MLP distribution growth in the mid-single digits in fiscal 2011.

Company Performance Review and Outlook

Our total assets increased from $1.0 billion on Nov. 30, 2009, to more than $1.4 billion on Nov. 30, 2010. This increase resulted primarily from market appreciation of our investments as well as $100 million in new equity and leverage proceeds. Our total return based on market value, including the reinvestment of distributions, was 12.7 percent for our fourth fiscal quarter, and 31.6 percent for fiscal year 2010.

We paid a distribution of $0.54 per common share ($2.16 annualized) to our stockholders on Nov. 30, 2010, unchanged from the previous quarter. This represented an annualized yield of 6.0 percent based on our fiscal year closing price of $36.25. Our payout ratio of distributions to distributable cash flow (DCF) for the fiscal year

(Unaudited)
2010 Annual Report	1

was 99 percent, which is in line with our expectations to pay out at least 95 percent of DCF to stockholders annually. For tax purposes, distributions to stockholders for 2010 were 54 percent qualified dividend income and 46 percent return of capital. We expect that as longer-term MLP growth prospects are realized, this will allow growth in our distributions over time. We will seek to increase distributions only when we believe they are sustainable over the long-term, while maintaining distribution payout coverage.

We ended our fiscal year with leverage (including bank debt, senior notes and preferred stock) at 19.4 percent of total assets, well below our long-term target of 25 percent. We continue to seek to emphasize quality through a conservative leverage policy. As MLP market valuations improved this year, we allowed our leverage as a percent of total assets to decrease over the near- term. As of Nov. 30, 2010, 86 percent of our leverage has fixed interest or distribution rates, a weighted average maturity of 5.0 years, and a weighted average cost of 5.34 percent. While our cost of leverage is higher than current short-term rates, we believe a primarily fixed-rate strategy with laddered maturities enhances the predictability and sustainability of our distributable cash flow, across interest rate environments.

Additional information about our financial performance is available in the Key Financial Data and Management’s Discussion of this report.

Conclusion

We have a philosophy of comprehensive risk management, especially in portfolio selection and leverage policy. We provide an efficient and simple way to access the MLP sector, with a strategy anchored in quality midstream MLPs. We believe TYG offers an attractive yield relative to other income-oriented asset classes such as REITs and Utilities and is well-positioned to continue to support the significant growth opportunities of the MLP sector.

Thank you for your investment in TYG. We look forward to a promising 2011.

The Managing Directors
Tortoise Capital Advisors, L.L.C.
The adviser to Tortoise Energy Infrastructure Corp.

H. Kevin Birzer	Zachary A. Hamel	Kenneth P. Malvey

Terry Matlack	David J. Schulte

(Unaudited)
2	Tortoise Energy Infrastructure Corp.

Key Financial Data (Supplemental Unaudited Information) (dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Operating Ratios is supplemental non-GAAP financial information, which we believe is meaningful to understanding our operating performance. The Selected Operating Ratios are the functional equivalent of EBITDA for non-investment companies, and we believe they are an important supplemental measure of performance and promote comparisons from period-to-period. Supplemental non-GAAP measures should be read in conjunction with our full financial statements.

	Year Ended November 30,		2009	2010
	2009	2010	Q4(1)	Q1(1)	Q2(1)	Q3(1)	Q4(1)
Total Distributions Received from Investments
Distributions received from master limited partnerships	$66,977	$80,334	$17,654	$19,426	$20,034	$20,178	$20,696
Dividends paid in stock	10,306	8,073	1,843	2,044	1,969	1,993	2,067
Short-term interest and dividend income	9	—	—	—	—	—	—
Total from investments	77,292	88,407	19,497	21,470	22,003	22,171	22,763
Operating Expenses Before Leverage Costs and
Current Taxes
Advisory fees, net of expense reimbursement	7,518	11,956	2,253	2,584	2,946	3,097	3,329
Other operating expenses	1,293	1,643	338	397	441	377	428
	8,811	13,599	2,591	2,981	3,387	3,474	3,757
Distributable cash flow before leverage costs and current taxes	68,481	74,808	16,906	18,489	18,616	18,697	19,006
Leverage costs(2)	16,067	15,545	4,028	4,032	3,880	3,825	3,808
Current income tax expense	93	452	26	24	137	134	157
Distributable Cash Flow(3)	$52,321	$58,811	$12,852	$14,433	$14,599	$14,738	$15,041
Distributions paid on common stock	$51,017	$58,195	$12,947	$14,497	$14,536	$14,567	$14,595
Distributions paid on common stock per share	2.16	2.16	0.54	0.54	0.54	0.54	0.54
Payout percentage for period(4)	97.5%	99.0%	100.7%	100.4%	99.6%	98.8%	97.0%
Net realized gain, net of income taxes, for the period	8,318	48,604	11,418	3,545	17,545	5,775	21,739
Total assets, end of period	1,000,278	1,449,476	1,000,278	1,205,941	1,195,309	1,307,719	1,449,476
Average total assets during period(5)	823,171	1,262,149	948,734	1,114,507	1,232,509	1,285,312	1,396,899
Leverage (long-term debt obligations, preferred stock
and short-term borrowings)(6)	250,400	281,175	250,400	255,375	262,575	271,075	281,175
Leverage as a percent of total assets	25.0%	19.4%	25.0%	21.2%	22.0%	20.7%	19.4%
Unrealized appreciation, net of income taxes, end of period	218,575	434,082	218,575	291,147	275,046	345,211	434,082
Net assets, end of period	613,601	890,879	613,601	753,374	736,965	796,270	890,879
Average net assets during period(7)	500,661	782,541	587,503	689,774	769,890	802,057	867,349
Net asset value per common share	25.53	32.91	25.53	28.06	27.38	29.52	32.91
Market value per share	29.50	36.25	29.50	30.46	32.84	32.66	36.25
Shares outstanding	24,037,087	27,068,577	24,037,087	26,845,987	26,918,015	26,976,691	27,068,577

Selected Operating Ratios(8)
As a Percent of Average Total Assets
Total distributions received from investments	9.39%	7.00%	8.24%	7.81%	7.08%	6.84%	6.54%
Operating expenses before leverage costs and current taxes	1.07%	1.08%	1.10%	1.08%	1.09%	1.07%	1.08%
Distributable cash flow before leverage costs and current taxes	8.32%	5.92%	7.14%	6.73%	5.99%	5.77%	5.46%
As a Percent of Average Net Assets
Distributable cash flow(3)	10.45%	7.52%	8.77%	8.49%	7.52%	7.29%	6.96%

(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Leverage costs include interest expense, other recurring leverage expenses and distributions to preferred stockholders.
(3)	“Net investment income (loss), before income taxes” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow (DCF): increased by the return of capital on MLP distributions and the value of paid-in-kind distributions, premium on redemption of long-term debt obligations, other non-recurring leverage expenses and amortization of debt issuance costs; and decreased by distributions to preferred stockholders and current taxes paid.
(4)	Distributions paid as a percentage of Distributable Cash Flow.
(5)	Computed by averaging month-end values within each period.
(6)	The balance on the short-term credit facility was $38,200,000 as of November 30, 2010.
(7)	Computed by averaging daily values within each period.
(8)	Annualized for periods less than one full year. Operating ratios contained in our Financial Highlights are based on average net assets.

2010 Annual Report	3

Management’s Discussion (Unaudited)

The information contained in this section should be read in conjunction with our Financial Statements and the Notes thereto. In addition, this report contains certain forward-looking statements. These statements include the plans and objectives of management for future operations and financial objectives and can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” or “continue” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors that could cause actual results and conditions to differ materially from those projected in these forward-looking statements are set forth in the “Risk Factors” section of our public filings with the SEC.

Overview

Tortoise Energy Infrastructure Corp.’s (the “Company”) goal is to provide a stable and growing distribution stream to our investors. We seek to provide our stockholders with an efficient vehicle to invest in the energy infrastructure sector. While we are a registered investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), we are not a “regulated investment company” for federal tax purposes. Our distributions do not generate unrelated business taxable income (“UBTI”) and our stock may therefore be suitable for holding by pension funds, IRAs and mutual funds, as well as taxable accounts. We invest primarily in MLPs through private and public market purchases. MLPs are publicly traded partnerships whose equity interests are traded in the form of units on public exchanges, such as the NYSE or NASDAQ. Tortoise Capital Advisors, L.L.C. serves as our investment adviser.

Company Update

Market values of our MLP investments increased during 4th quarter 2010 from their levels at August 31, 2010, contributing to an increase of $142 million in total assets. Distribution increases from our MLP investments were in-line with our expectations while the increase in total assets during the quarter resulted in increased asset-based expenses. Total leverage decreased as a percent of total assets and we maintained our quarterly distribution of $0.54 per share. Additional information on these events and results of our operations are discussed in more detail below.

Critical Accounting Policies

The financial statements are based on the selection and application of critical accounting policies, which require management to make significant estimates and assumptions. Critical accounting policies are those that are both important to the presentation of our financial condition and results of operations and require management’s most difficult, complex, or subjective judgments. Our critical accounting policies are those applicable to the valuation of investments, tax matters and certain revenue recognition matters as discussed in Note 2 in the Notes to Financial Statements.

Determining Distributions to Stockholders

Our portfolio generates cash flow from which we pay distributions to stockholders. Our Board of Directors considers our distributable cash flow (“DCF”) in determining distributions to stockholders. Our Board of Directors reviews the distribution rate quarterly, and may adjust the quarterly distribution throughout the year. Our goal is to declare what we believe to be sustainable increases in our regular quarterly distributions with increases safely covered by earned DCF. We have targeted to pay at least 95 percent of DCF on an annualized basis.

Determining DCF

DCF is simply distributions received from investments less expenses. The total distributions received from our investments include the amount received by us as cash distributions from MLPs, paid-in-kind distributions, and dividend and interest payments. The total expenses include current or anticipated operating expenses, leverage costs and current income taxes (excluding taxes generated from realized gains). Realized gains and expected tax benefits are not included in our DCF. Each are summarized for you in the table on page 3 and are discussed in more detail below.

The Key Financial Data table discloses the calculation of DCF and should be read in conjunction with this discussion. The difference between distributions received from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: the Statement of Operations, in conformity with U.S. generally accepted accounting principles (“GAAP”), recognizes distribution income from MLPs and common stock on their ex-dates, whereas the DCF calculation reflects distribution income on their pay dates; GAAP recognizes that a significant portion of the cash distributions received from MLPs are characterized as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; and distributions received from investments in the DCF calculation include the value of dividends paid-in-kind (additional stock or MLP units), whereas such amounts are not included as income for GAAP purposes. The treatment of expenses in the DCF calculation also differs from what is reported in the Statement of Operations. In addition to the total operating expenses as disclosed in the Statement of Operations, the DCF calculation reflects interest expense, distributions to preferred stockholders, other recurring leverage expenses, as well as current taxes paid. A reconciliation of Net Investment Loss, before Income Taxes to DCF is included below.

Distributions Received from Investments

Our ability to generate cash is dependent on the ability of our portfolio of investments to generate cash flow from their operations. In order to maintain and grow distributions to our stockholders, we evaluate each holding based upon its contribution to our investment income, our expectation for its growth rate, and its risk relative to other potential investments.

4	Tortoise Energy Infrastructure Corp.

Management’s Discussion (Unaudited) (Continued)

We concentrate on MLPs we believe can expect an increasing demand for services from economic and population growth. We seek well-managed businesses with hard assets and stable recurring revenue streams. Our focus remains primarily on investing in fee-based service providers that operate long-haul, interstate pipelines. We further diversify among issuers, geographies and energy commodities to seek a distribution payment which approximates an investment directly in energy infrastructure MLPs. In addition, most energy infrastructure companies are regulated and utilize an inflation escalator index that factors in inflation as a cost pass-through. So, over the long-term, we believe MLPs’ distributions will outpace inflation and interest rate increases, and produce positive real returns.

Total distributions received from our investments for the 4th quarter 2010 was approximately $22.8 million, representing a 16.8 percent increase as compared to 4th quarter 2009 and a 2.7 percent increase or approximately $0.6 million as compared to 3rd quarter 2010. The change from 3rd quarter 2010 reflects distribution increases from our MLP investments and receipt of distributions from MLPs that recently completed their initial public offerings and began to make cash distributions.

Expenses

We incur two types of expenses: (1) operating expenses, consisting primarily of the advisory fee; and (2) leverage costs. On a percentage basis, operating expenses before leverage costs and current taxes were an annualized 1.08 percent of average total assets for the 4th quarter 2010, a decrease of 0.02 percent as compared to the 4th quarter 2009 and up 0.01 percent as compared to the 3rd quarter 2010. Advisory fees for the 4th quarter 2010 increased 7.5 percent from 3rd quarter 2010 as a result of increased average managed assets for the quarter. Average managed assets increased primarily as a result of increased MLP asset values during the quarter. Yields on our MLP investments are currently below their 5-year historical average of approximately 7 percent. All else being equal, if MLP yields continue to decrease and distributions remain constant or grow, MLP asset values will increase as will our managed assets and advisory fees. Other operating expenses increased approximately $50,000 from 3rd quarter 2010, reflecting increased estimated franchise taxes.

Leverage costs consist of two major components: (1) the direct interest expense on our Tortoise Notes and short-term credit facility; and (2) distributions to preferred stockholders. Other leverage expenses include rating agency fees and commitment fees. Total leverage costs for DCF purposes were approximately $3.8 million for the 4th quarter 2010, unchanged as compared to 3rd quarter 2010.

The weighted average annual rate of our leverage at November 30, 2010 was 5.34 percent. This rate includes balances on our bank credit facility which accrue interest at a variable rate equal to one-month LIBOR plus 1.25 percent. Our weighted average rate may vary in future periods as a result of changes in LIBOR, the utilization of our credit facility varies and our leverage matures or is redeemed. Additional information on our leverage and amended credit facility is disclosed below in Liquidity and Capital Resources and in our Notes to Financial Statements.

Distributable Cash Flow

For 4th quarter 2010, our DCF was approximately $15.0 million, an increase of 17.0 percent as compared to 4th quarter 2009 and an increase of 2.1 percent as compared to 3rd quarter 2010. The changes are the net result of increased distributions and expenses as outlined above. We declared and paid a distribution of $14.6 million during the quarter. On a per share basis, we declared a $0.54 distribution on November 8, 2010. This is unchanged as compared to 4th quarter 2009 and 3rd quarter 2010.

Our dividend payout ratio as a percentage of DCF decreased from 100.7 percent at 4th quarter 2009 to 97.0 percent at 4th quarter 2010. A payout of less than 100 percent of DCF provides cushion for on-going management of the portfolio, changes in leverage costs and other expenses. An on-going payout ratio in excess of 100 percent will, over time, erode the earning power of a portfolio and may lead to lower distributions or portfolio managers taking on more risk than they otherwise would.

Net investment loss before income taxes on the Statement of Operations is adjusted as follows to reconcile to DCF for fiscal year 2010 and the 4th quarter 2010 (in thousands):

	2010	4th Qtr 2010
Net Investment Loss, before Income Taxes	$(23,905)	$(5,458)
Adjustments to reconcile to DCF:
Dividends paid in stock	8,073	2,067
Return of capital on distributions	74,126	18,517
Amortization of debt issuance costs	988	72
Amortization of other leverage expenses	224	—
Distributions to auction preferred stockholders	(243)	—
Current income tax expenses	(452)	(157)
DCF	$58,811	$15,041

Liquidity and Capital Resources

We had total assets of $1.449 billion at year-end. Our total assets reflect the value of our investments, which are itemized in the Schedule of Investments. It also reflects cash, interest and other receivables, if any, and any expenses that may have been prepaid. During 4th quarter 2010, total assets increased $142 million. This change was primarily the result of net realized and unrealized gains on investments of approximately $145 million during the quarter (excluding return of capital on distributions reflected during the quarter).

Total leverage outstanding at November 30, 2010 of $281.2 million is comprised of approximately $170 million in senior notes, $73 million in preferred shares and $38.2 million outstanding under the credit facility. Total leverage represented 19.4 percent of total assets at November 30, 2010, as compared to 20.7 percent as of August 31, 2010 and 25.0 percent as of November 30, 2009. We’ve allowed leverage as a percent of total assets to decrease as market values increased rather than maintain leverage to total assets at the long-term target level of 25 percent of total assets. This allows the opportunity to add leverage

2010 Annual Report	5

Management’s Discussion (Unaudited) (Continued)

when compelling investment opportunities arise. Temporary increases of up to 30 percent of our total assets may be permitted, provided that such leverage is consistent with the limits set forth in the 1940 Act, and that such leverage is expected to be reduced over time in an orderly fashion to reach our long-term target. Our leverage ratio is impacted by increases or decreases in MLP values, issuance of equity and/or the sale of securities where proceeds are used to reduce leverage.

Our longer-term leverage (excluding our bank credit facility) of approximately $243 million is comprised of 70 percent private placement debt and 30 percent publicly traded preferred equity with a weighted average fixed rate of 5.92 percent and remaining weighted average laddered maturity of approximately 5.7 years.

Our MRP stock has an optional redemption feature allowing us to redeem all or a portion of the stock after December 31, 2012 and on or prior to December 31, 2013 at $10.10 per share. An optional redemption after December 31, 2013 and on or prior to December 31, 2014 will be at $10.05 per share. Any redemption after December 31, 2014 will be at the liquidation preference amount of $10.00 per share.

We have used leverage to acquire MLPs consistent with our investment philosophy. The terms of our leverage are governed by regulatory and contractual asset coverage requirements that arise from the use of leverage. Additional information on our leverage and asset coverage requirements is discussed in Note 8 and Note 9 in the Notes to Financial Statements. Our coverage ratios are updated each week on our Web site at www.tortoiseadvisors.com.

During the quarter, we issued 91,886 shares as part of our dividend reinvestment plan with a reinvestment amount of $3.0 million.

Taxation of our Distributions and Income Taxes

We invest in partnerships which generally have larger distributions of cash than the accounting income which they generate. Accordingly, the distributions include a return of capital component for accounting and tax purposes. Distributions declared and paid by us in a year generally differ from taxable income for that year, as such distributions may include the distribution of current year taxable income or return of capital.

The taxability of the distribution you receive depends on whether we have annual earnings and profits. If so, those earnings and profits are first allocated to the preferred shares and then to the common shares.

In the event we have earnings and profits allocated to our common shares, all or a portion of our distribution will be taxable at the 15 percent Qualified Dividend Income (“QDI”) rate, assuming various holding requirements are met by the stockholder. The 15 percent QDI rate is currently effective through 2012. The portion of our distribution that is taxable may vary for either of two reasons: first, the characterization of the distributions we receive from MLPs could change annually based upon the K-1 allocations and result in less return of capital and more in the form of income. Second, we could sell an MLP investment and realize a gain or loss at any time. It is for these reasons that we inform you of the tax treatment after the close of each year as the ultimate characterization of our distributions is undeterminable until the year is over.

For tax purposes, distributions to common stockholders for the fiscal year ended 2010 were 54 percent qualified dividend income and 46 percent return of capital. A holder of our common stock would reduce their cost basis for income tax purposes by 46 percent of the total distributions they received in 2010. This information is reported to stockholders on Form 1099-DIV and is available on our Web site at www.tortoiseadvisors.com. For book purposes, the source of distributions to common stockholders for the fiscal year ended 2010 was 100 percent return of capital.

The unrealized gain or loss we have in the portfolio is reflected in the Statement of Assets and Liabilities. At November 30, 2010, our investments are valued at $1.447 billion, with an adjusted cost of $760 million. The $687 million difference reflects unrealized appreciation that would be realized for financial statement purposes if those investments were sold at those values. The Statement of Assets and Liabilities also reflects either a deferred tax liability or deferred tax asset depending upon unrealized gains (losses) on investments, realized gains (losses) on investments, capital loss carryforwards and net operating losses. At November 30, 2010, the balance sheet reflects a deferred tax liability of approximately $272 million or $10.07 per share. Accordingly, our net asset value per share represents the amount which would be available for distribution to stockholders after payment of taxes. Details of our deferred taxes are disclosed in Note 5 in our Notes to Financial Statements.

6	Tortoise Energy Infrastructure Corp.

Schedule of Investments November 30, 2010

	Shares	Fair Value
Master Limited Partnerships and
Related Companies — 162.4%(1)

Crude/Refined Products Pipelines — 64.9%(1)
United States — 64.9%(1)
Blueknight Energy Partners, L.P.(2)	342,162	$2,425,929
Buckeye Partners, L.P.	637,700	43,408,239
Enbridge Energy Partners, L.P.	1,755,900	106,846,515
Holly Energy Partners, L.P.	616,000	31,508,400
Kinder Morgan Management, LLC(3)	1,804,701	115,482,803
Magellan Midstream Partners, L.P.	1,498,100	83,893,600
NuStar Energy L.P.	1,011,900	68,252,655
Plains All American Pipeline, L.P.	993,100	61,075,650
Sunoco Logistics Partners L.P.	807,900	65,157,135
		578,050,926
Natural Gas/Natural Gas Liquids Pipelines — 65.1%(1)
United States — 65.1%(1)
Boardwalk Pipeline Partners, LP	1,761,700	54,612,700
Duncan Energy Partners L.P.	424,700	13,322,839
El Paso Pipeline Partners, L.P.	1,254,300	41,542,416
Energy Transfer Equity, L.P.	522,610	20,674,452
Energy Transfer Partners, L.P.	2,272,000	115,122,240
Enterprise Products Partners L.P.	2,903,800	122,191,904
Niska Gas Storage Partners LLC	501,300	10,015,974
ONEOK Partners, L.P.	774,400	61,340,224
PAA Natural Gas Storage, L.P.	285,167	6,735,644
Spectra Energy Partners, LP	493,020	16,728,169
TC PipeLines, LP	1,552,100	72,157,129
Williams Partners L.P.	960,200	45,177,410
		579,621,101
Natural Gas Gathering/Processing — 22.9%(1)
United States — 22.9%(1)
Chesapeake Midstream Partners, L.P.	358,116	10,206,306
Copano Energy, L.L.C.	999,440	29,913,239
DCP Midstream Partners, LP	1,106,100	38,602,890
MarkWest Energy Partners, L.P.	1,066,900	45,161,877
Regency Energy Partners LP	726,700	18,676,190
Targa Resources Partners LP	1,822,225	55,195,195
Western Gas Partners LP	205,075	6,107,133
		203,862,830
Propane Distribution — 8.9%(1)
United States — 8.9%(1)
Inergy, L.P.	2,043,700	79,745,174
Shipping — 0.6%(1)
Republic of the Marshall Islands — 0.6%(1)
Teekay LNG Partners L.P.	156,200	5,676,308
Total Master Limited Partnerships and
Related Companies (Cost $760,290,301)		1,446,956,339
Short-Term Investment — 0.0%(1)
United States Investment Company — 0.0%(1)
Fidelity Institutional Government Portfolio —
Class I, 0.05%(4) (Cost $60,929)	60,929	60,929
Total Investments — 162.4(1)
(Cost $760,351,230)		1,447,017,268
Other Assets and Liabilities — (35.1%)(1)		(313,163,056)
Long-Term Debt Obligations — (19.1%)(1)		(169,975,000)
Mandatory Redeemable Preferred Stock
at Liquidation Value — (8.2%)(1)		(73,000,000)
Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$890,879,212

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	Non-income producing.
(3)	Security distributions are paid-in-kind.
(4)	Rate indicated is the current yield as of November 30, 2010.

See accompanying Notes to Financial Statements.

2010 Annual Report	7

Statement of Assets & Liabilities November 30, 2010

Assets
Investments at fair value (cost $760,351,230)	$1,447,017,268
Prepaid expenses and other assets	2,458,580
Total assets	1,449,475,848
Liabilities
Payable to Adviser	2,281,715
Accrued expenses and other liabilities	2,413,999
Current tax liability	250,000
Deferred tax liability	272,475,922
Short-term borrowings	38,200,000
Long-term debt obligations	169,975,000
Mandatory redeemable preferred stock ($10.00 liquidation
value per share; 7,300,000 shares outstanding)	73,000,000
Total liabilities	558,596,636
Net assets applicable to common stockholders	$890,879,212
Net Assets Applicable to Common Stockholders Consist of:
Capital stock, $0.001 par value; 27,068,577 shares issued
and outstanding (100,000,000 shares authorized)	$27,069
Additional paid-in capital	427,043,946
Accumulated net investment loss, net of income taxes	(55,379,623)
Undistributed realized gain, net of income taxes	85,105,765
Net unrealized appreciation of investments, net of income taxes	434,082,055
Net assets applicable to common stockholders	$890,879,212
Net Asset Value per common share outstanding
(net assets applicable to common stock,
divided by common shares outstanding)	$32.91

Statement of Operations Year Ended November 30, 2010

Investment Income
Distributions from master limited partnerships	$80,333,610
Less return of capital on distributions	(74,126,586)
Net distributions from master limited partnerships	6,207,024
Dividends from money market mutual funds	149
Total Investment Income	6,207,173
Operating Expenses
Advisory fees	11,956,215
Administrator fees	468,477
Franchise fees	283,436
Professional fees	261,704
Stockholder communication expenses	163,299
Directors’ fees	127,498
Custodian fees and expenses	92,159
Fund accounting fees	79,250
Registration fees	41,826
Stock transfer agent fees	16,535
Other operating expenses	108,770
Total Operating Expenses	13,599,169
Interest expense	10,537,826
Distributions to mandatory redeemable preferred stockholders	4,410,470
Amortization of debt issuance costs	988,062
Other leverage expenses	577,090
Total Leverage Expenses	16,513,448
Total Expenses	30,112,617
Net Investment Loss, before Income Taxes	(23,905,444)
Current tax expense	(984,330)
Deferred tax benefit	7,453,656
Income tax benefit, net	6,469,326
Net Investment Loss	(17,436,118)
Realized and Unrealized Gain on Investments
Net realized gain on investments, before income taxes	75,558,798
Deferred tax expense	(26,955,126)
Net realized gain on investments	48,603,672
Net unrealized appreciation of investments, before income taxes	335,025,961
Deferred tax expense	(119,518,406)
Net unrealized appreciation of investments	215,507,555
Net Realized and Unrealized Gain on Investments	264,111,227
Distributions to Auction Preferred Stockholders	(243,068)
Net Increase in Net Assets Applicable to Common
Stockholders Resulting from Operations	$246,432,041

See accompanying Notes to Financial Statements.

8	Tortoise Energy Infrastructure Corp.

Statement of Changes in Net Assets Year Ended November 30
	2010	2009
Operations
Net investment loss	$(17,436,118)	$(4,715,122)
Net realized gain on investments	48,603,672	8,318,498
Net unrealized appreciation of investments	215,507,555	243,398,679
Distributions to auction preferred stockholders	(243,068)	(4,435,816)
Net increase in net assets applicable to common stockholders resulting from operations	246,432,041	242,566,239
Distributions to Common Stockholders
Net investment income	—	—
Return of capital	(58,194,756)	(51,017,299)
Total distributions to common stockholders	(58,194,756)	(51,017,299)
Capital Stock Transactions
Proceeds from shelf offerings of 2,808,900 and 391,700 common shares, respectively	85,728,268	10,426,227
Underwriting discounts and offering expenses associated with the issuance of common stock	(3,595,069)	(455,249)
Issuance of 222,590 and 202,596 common shares from reinvestment of distributions to stockholders, respectively	6,907,367	5,050,123
Net increase in net assets applicable to common stockholders from capital stock transactions	89,040,566	15,021,101
Total increase in net assets applicable to common stockholders	277,277,851	206,570,041
Net Assets
Beginning of year	613,601,361	407,031,320
End of year	$890,879,212	$613,601,361
Accumulated net investment loss, net of income taxes, end of year	$(55,379,623)	$(37,943,505)

See accompanying Notes to Financial Statements.

2010 Annual Report	9

Statement of Cash Flows Year Ended November 30, 2010

Cash Flows From Operating Activities
Distributions received from master limited partnerships	$80,333,610
Dividend income received	176
Purchases of long-term investments	(240,854,401)
Proceeds from sales of long-term investments	128,855,632
Purchases of short-term investments, net	(16,042)
Interest expense paid	(9,919,491)
Distributions to mandatory redeemable preferred stockholders	(4,030,257)
Other leverage expenses paid	(210,572)
Income taxes paid	(733,178)
Operating expenses paid	(12,711,140)
Net cash used in operating activities	(59,285,663)
Cash Flows From Financing Activities
Advances from revolving line of credit	190,400,000
Repayments on revolving line of credit	(162,600,000)
Issuance of common stock	85,728,268
Issuance of mandatory redeemable preferred stock	73,000,000
Redemption of auction preferred stock	(70,000,000)
Issuance of long-term debt obligations	59,975,000
Redemption of long-term debt obligations	(60,000,000)
Common stock issuance costs	(3,578,487)
Debt issuance costs	(2,108,637)
Distributions paid to common stockholders	(51,287,413)
Distributions paid to auction preferred stockholders	(243,068)
Net cash provided by financing activities	59,285,663
Net change in cash	—
Cash — beginning of year	—
Cash — end of year	$—
Reconciliation of net increase in net assets applicable to
common stockholders resulting from operations to net cash
used in operating activities
Net increase in net assets applicable to common
stockholders resulting from operations	$246,432,041
Adjustments to reconcile net increase in net assets
applicable to common stockholders resulting from
operations to net cash used in operating activities:
Purchases of long-term investments	(240,854,401)
Return of capital on distributions received	74,126,586
Proceeds from sales of long-term investments	128,855,596
Purchases of short-term investments, net	(16,042)
Deferred tax expense	139,019,876
Net unrealized appreciation of investments	(335,025,961)
Net realized gain on investments	(75,558,798)
Amortization of debt issuance costs	988,062
Distributions to auction preferred stockholders	243,068
Changes in operating assets and liabilities:
Decrease in prepaid expenses and other assets	308,569
Increase in payable to Adviser	739,223
Increase in current tax liability	250,000
Increase in accrued expenses and other liabilities	1,206,518
Total adjustments	(305,717,704)
Net cash used in operating activities	$(59,285,663)
Non-Cash Financing Activities
Reinvestment of distributions by common stockholders
in additional common shares	$6,907,367

See accompanying Notes to Financial Statements.

10	Tortoise Energy Infrastructure Corp.

Financial Highlights Year Ended November 30
	2010	2009	2008	2007	2006
Per Common Share Data(1)
Net Asset Value, beginning of period	$25.53	$17.36	$32.96	$31.82	$27.12
Income (Loss) from Investment Operations
Net investment loss(2)(3)	(0.66)	(0.16)	(0.29)	(0.61)	(0.32)
Net realized and unrealized gains (losses)
on investments and interest rate swap contracts(2)(3)	10.10	10.65	(12.76)	4.33	7.41
Total income (loss) from investment operations	9.44	10.49	(13.05)	3.72	7.09
Distributions to Auction Preferred Stockholders
Net investment income	—	—	—	—	—
Return of capital	(0.01)	(0.19)	(0.40)	(0.39)	(0.23)
Total distributions to auction preferred stockholders	(0.01)	(0.19)	(0.40)	(0.39)	(0.23)
Distributions to Common Stockholders
Net investment income	—	—	—	—	—
Return of capital	(2.16)	(2.16)	(2.23)	(2.19)	(2.02)
Total distributions to common stockholders	(2.16)	(2.16)	(2.23)	(2.19)	(2.02)
Capital Stock Transactions
Underwriting discounts and offering
costs on issuance of common and auction preferred stock(4)	—	—	(0.01)	(0.08)	(0.14)
Premiums less underwriting discounts
and offering costs on issuance of common stock(5)	0.11	0.03	0.09	0.08	—
Total capital stock transactions	0.11	0.03	0.08	—	(0.14)
Net Asset Value, end of year	$32.91	$25.53	$17.36	$32.96	$31.82
Per common share market value, end of year	$36.25	$29.50	$17.11	$32.46	$36.13
Total Investment Return Based on Market Value(6)	31.58%	88.85%	(42.47)%	(4.43)%	34.50%

Supplemental Data and Ratios
Net assets applicable to common stockholders, end of year (000’s)	$890,879	$613,601	$407,031	$618,412	$532,433
Average net assets (000’s)	$782,541	$500,661	$573,089	$659,996	$446,210
Ratio of Expenses to Average Net Assets
Advisory fees	1.53%	1.54%	1.82%	1.79%	1.62%
Other operating expenses	0.21	0.26	0.27	0.25	0.30
Expense reimbursement	—	(0.03)	(0.19)	(0.19)	(0.22)
Subtotal	1.74	1.77	1.90	1.85	1.70
Leverage expenses(7)	2.11	2.54	3.42	2.71	2.05
Income tax expense (benefit)(8)	17.89	29.98	(32.24)	6.44	16.06
Total expenses	21.74%	34.29%	(26.92)%	11.00%	19.81%

See accompanying Notes to Financial Statements.

2010 Annual Report	11

Financial Highlights (Continued) Year Ended November 30
	2010	2009	2008	2007	2006
Ratio of net investment loss to average net
assets before expense reimbursement(7)	(2.23)%	(0.97)%	(2.09)%	(2.08)%	(1.52)%
Ratio of net investment loss to average net
assets after expense reimbursement(7)	(2.23)%	(0.94)%	(1.90)%	(1.89)%	(1.30)%
Portfolio turnover rate	10.26%	17.69%	5.81%	9.30%	2.18%
Short-term borrowings, end of year (000’s)	$38,200	$10,400	—	$38,050	$32,450
Long-term debt obligations, end of year (000’s)	$169,975	$170,000	$210,000	$235,000	$165,000
Preferred stock, end of year (000’s)	$73,000	$70,000	$70,000	$185,000	$70,000
Per common share amount of long-term
debt obligations outstanding, end of year	$6.28	$7.07	$8.96	$12.53	$9.86
Per common share amount of net assets,
excluding long-term debt obligations, end of year	$39.19	$32.60	$26.32	$45.49	$41.68
Asset coverage, per $1,000 of principal amount
of long-term debt obligations and short-term borrowings(9)(10)	$5,630	$4,789	$3,509	$3,942	$4,051
Asset coverage ratio of long-term debt
obligations and short-term borrowings(9)(10)	563%	479%	351%	394%	405%
Asset coverage, per $25,000 liquidation value
per share of auction preferred stock(10)(11)	—	$86,262	$64,099	$58,752	$74,769
Asset coverage, per $10 liquidation value
per share of mandatory redeemable preferred stock(11)	$42	—	—	—	—
Asset coverage ratio of preferred stock(10)(11)	417%	345%	256%	235%	299%

(1)	Information presented relates to a share of common stock outstanding for the entire year.
(2)	The per common share data for the years ended November 30, 2009, 2008, 2007, and 2006 do not reflect the change in estimate of investment income and return of capital, for the respective period. See Note 2C to the financial statements for further disclosure.
(3)	The per common share data for the year ended November 30, 2008 reflects the cumulative effect of adopting ASC 740-10, which was a $1,165,009 increase to the beginning balance of accumulated net investment loss, or $(0.06) per share.
(4)	Represents the dilution per common share from underwriting and other offering costs for the year ended November 30, 2008. Represents the effect of the issuance of auction preferred stock for the year ended November 30, 2007. Represents the dilution per common share from underwriting and other offering costs for the year ended November 30, 2006.
(5)	Represents the premium on the shelf offerings of $0.25 per share, less the underwriting and offering costs of $0.14 per share for the year ended November 30, 2010. Represents the premium on the shelf offerings of $0.05 per share, less the underwriting and offering costs of $0.02 per share for the year ended November 30, 2009. Represents the premium on the shelf offerings of $0.34 per share, less the underwriting and offering costs of $0.25 per share for the year ended November 30, 2008. Represents the premium on the shelf offerings of $0.21 per share, less the underwriting and offering costs of $0.13 per share for the year ended November 30, 2007.
(6)	Total investment return is calculated assuming a purchase of common stock at the beginning of the year and a sale at the closing price on the last day of the year reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.
(7)	The expense ratios and net investment loss ratios do not reflect the effect of distributions to auction preferred stockholders.
(8)	For the year ended November 30, 2010, the Company accrued $984,330 for current income tax expense and $139,019,876 for net deferred income tax expense. For the year ended November 30, 2009, the Company accrued $230,529 for net current income tax benefit and $150,343,906 for net deferred income tax expense. For the year ended November 30, 2008, the Company accrued $260,089 for net current income tax expense and $185,024,497 for deferred income tax benefit. For the year ended November 30, 2007, the Company accrued $344,910 for current income tax expense and $42,171,411 for net deferred income tax expense. For the year ended November 30, 2006, the Company accrued $471,753 for current income tax expense and $71,190,049 for net deferred income tax expense.
(9)	Represents value of total assets less all liabilities and indebtedness not represented by long-term debt obligations, short-term borrowings and preferred stock at the end of the year divided by long-term debt obligations and short-term borrowings outstanding at the end of the year.
(10)	As of November 30, 2008, the Company had restricted cash in the amount of $20,400,000 to be used to redeem long-term debt obligations with a par value of $20,000,000, which are excluded from these asset coverage calculations.
(11)	Represents value of total assets less all liabilities and indebtedness not represented by long-term debt obligations, short-term borrowings and preferred stock at the end of the year divided by long-term debt obligations, short-term borrowings and preferred stock outstanding at the end of the year.

See accompanying Notes to Financial Statements.

12	Tortoise Energy Infrastructure Corp.

Notes to Financial Statements November 30, 2010

1. Organization

Tortoise Energy Infrastructure Corporation (the “Company”) was organized as a Maryland corporation on October 29, 2003, and is a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s investment objective is to seek a high level of total return with an emphasis on current distributions paid to stockholders. The Company seeks to provide its stockholders with an efficient vehicle to invest in the energy infrastructure sector. The Company commenced operations on February 27, 2004. The Company’s stock is listed on the New York Stock Exchange under the symbol “TYG.”

2. Significant Accounting Policies

A. Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Investment Valuation

The Company primarily owns securities that are listed on a securities exchange or over-the-counter market. The Company values those securities at their last sale price on that exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Company uses the price from the exchange that it considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or over-the-counter market on such day, the security will be valued at the mean between the last bid price and last ask price on such day.

The Company may invest up to 30 percent of its total assets in restricted securities. Restricted securities are subject to statutory or contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit the Company’s ability to dispose of them. Investments in private placement securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Board of Directors. Such fair value procedures consider factors such as discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating. If events occur that affect the value of the Company’s portfolio securities before the net asset value has been calculated (a “significant event”), the portfolio securities so affected will generally be priced using fair value procedures.

An equity security of a publicly traded company acquired in a direct placement transaction may be subject to restrictions on resale that can affect the security’s liquidity and fair value. Such securities that are convertible or otherwise will become freely tradable will be valued based on the market value of the freely tradable security less an applicable discount. Generally, the discount will initially be equal to the discount at which the Company purchased the securities. To the extent that such securities are convertible or otherwise become freely tradable within a time frame that may be reasonably determined, an amortization schedule may be used to determine the discount.

The Company generally values debt securities at prices based on market quotations for such securities, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost, which approximates market value.

C. Security Transactions and Investment Income

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Dividend and distribution income is recorded on the ex-dividend date. Distributions received from the Company’s investments in master limited partnerships (“MLPs”) generally are comprised of ordinary income, capital gains and return of capital from the MLPs. The Company allocates distributions between investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on actual allocations received from MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Company.

During the year ended November 30, 2010, the Company reallocated the amount of 2009 investment income and return of capital it recognized based on the 2009 tax reporting information received from the individual MLPs. This reclassification amounted to a decrease in pre-tax net investment income of approximately $2,282,000 or $0.084 per share ($1,439,000 or $0.053 per share, net of deferred tax benefit), an increase in unrealized appreciation of investments of approximately $2,035,000 or $0.075 per share ($1,283,000 or $0.047 per share, net of deferred tax expense) and an increase in realized gains of approximately $247,000 or $0.009 per share ($156,000 or $0.006 per share, net of deferred tax expense) for the year ended November 30, 2010.

D. Distributions to Stockholders

Distributions to common stockholders are recorded on the ex-dividend date. The Company may not declare or pay distributions to its common stockholders if it does not meet asset coverage ratios required under the 1940 Act or the rating agency guidelines for its debt and preferred stock following such distribution. The character of distributions to common stockholders made during the year may differ from their ultimate characterization for federal income tax purposes. For tax purposes, the Company’s distributions for the year ended November 30, 2010 were approximately 54 percent qualified dividend income and 46 percent return of capital. For book purposes, the source of the Company’s distributions to common stockholders for the year ended November 30, 2010 was 100 percent return of capital.

Distributions to auction preferred stockholders were based on variable rates set at auctions, normally held every 28 days unless a special rate period was designated. Distributions to auction preferred stockholders were accrued on a daily basis for the subsequent rate period at a rate determined on the auction date. Distributions to auction preferred stockholders were payable on the first day following the end of the rate period or the first day of the month if the rate period was longer than one month. Distributions to mandatory redeemable preferred (“MRP”) stockholders are paid on the first business day of each month and are accrued daily based on a fixed annual rate of 6.25 percent. The Company may not declare or pay distributions to its preferred stockholders if it does not meet a 200 percent asset coverage ratio for

2010 Annual Report	13

Notes to Financial Statements (Continued)

its debt or the rating agency basic maintenance amount for the debt following such distribution. The character of distributions to preferred stockholders made during the year may differ from their ultimate characterization for federal income tax purposes. For tax purposes, the Company’s distributions to both auction rate and mandatory redeemable preferred stockholders for the year ended November 30, 2010 were 100 percent qualified dividend income. For book purposes, the source of the Company’s distributions to both auction rate and mandatory redeemable preferred stockholders for the year ended November 30, 2010 was 100 percent return of capital.

E. Federal Income Taxation

The Company, as a corporation, is obligated to pay federal and state income tax on its taxable income. Currently, the highest regular marginal federal income tax rate for a corporation is 35 percent. The Company may be subject to a 20 percent federal alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax.

The Company invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company reports its allocable share of the MLP’s taxable income in computing its own taxable income. The Company’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset will not be realized.

F. Offering and Debt Issuance Costs

Offering costs related to the issuance of common and preferred stock are charged to additional paid-in capital when the stock is issued. Offering costs (excluding underwriter discounts and commissions) of $184,424 related to the issuance of common stock were recorded to additional paid-in capital during the year ended November 30, 2010. Debt issuance costs related to long-term debt obligations and MRP Stock are capitalized and amortized over the period the debt and MRP Stock is outstanding. The amounts of such capitalized costs (excluding underwriter commissions) for the Series F Notes, Series G Notes and MRP Stock issued in December 2009 were $40,189, $40,215 and $301,837, respectively.

G. Derivative Financial Instruments

The Company may use derivative financial instruments (principally interest rate swap contracts) in an attempt to manage interest rate risk. The Company has established policies and procedures for risk assessment and the approval, reporting and monitoring of derivative financial instrument activities. The Company does not hold or issue derivative financial instruments for speculative purposes. All derivative financial instruments are recorded at fair value with changes in fair value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the accompanying Statement of Operations. Monthly cash settlements under the terms of the derivative instruments and the termination of such contracts are recorded as realized gains or losses in the accompanying Statement of Operations. The Company did not hold any derivative financial instruments during the year ended November 30, 2010.

H. Indemnifications

Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company may enter into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

I. Recent Accounting Pronouncement Standard on Fair Value Measurement

On January 21, 2010, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update No. 2010-06, Improving Disclosures about Fair Value Measurements, which amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, and requires additional disclosures regarding fair value measurements. Specifically, the amendment requires reporting entities to disclose (i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions, (ii) transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer, and (iii) purchases, sales, issuances, and settlements on a gross basis in the Level 3 rollforward rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009; however, the requirement to provide the Level 3 activity for purchases, sales, issuances, and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. The Company has adopted the disclosures required by this amendment, which did not have a material impact on the financial statements.

3. Concentration of Risk

Under normal circumstances, the Company intends to invest at least 90 percent of its total assets in securities of energy infrastructure companies, and to invest at least 70 percent of its total assets in equity securities of MLPs. The Company will not invest more than 10 percent of its total assets in any single issuer as of the time of purchase. The Company may invest up to 25 percent of its assets in debt securities, which may include below investment grade securities. In determining application of these policies, the term “total assets” includes assets obtained through leverage. Companies that primarily invest in a particular sector may experience greater volatility than companies investing in a broad range of industry sectors. The Company may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent the Company uses this strategy, it may not achieve its investment objective.

14	Tortoise Energy Infrastructure Corp.

Notes to Financial Statements (Continued)

4. Agreements

The Company has entered into an Investment Advisory Agreement with Tortoise Capital Advisors, L.L.C. (the “Adviser”). Under the terms of the agreement, the Company pays the Adviser a fee equal to an annual rate of 0.95 percent of the Company’s average monthly total assets (including any assets attributable to leverage and excluding any net deferred tax asset) minus accrued liabilities (other than net deferred tax liability, debt entered into for purposes of leverage and the aggregate liquidation preference of outstanding preferred stock) (“Managed Assets”), in exchange for the investment advisory services provided.

U.S. Bancorp Fund Services, LLC serves as the Company’s administrator. The Company pays the administrator a monthly fee computed at an annual rate of 0.04 percent of the first $1,000,000,000 of the Company’s Managed Assets, 0.01 percent on the next $500,000,000 of Managed Assets and 0.005 percent on the balance of the Company’s Managed Assets.

Computershare Trust Company, N.A. serves as the Company’s transfer agent and registrar and Computershare Inc. serves as the Company’s dividend paying agent and agent for the automatic dividend reinvestment and cash purchase plan.

U.S. Bank, N.A. serves as the Company’s custodian. The Company pays the custodian a monthly fee computed at an annual rate of 0.004 percent of the Company’s portfolio assets, plus portfolio transaction fees.

5. Income Taxes

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of the Company’s deferred tax assets and liabilities as of November 30, 2010, are as follows:

Deferred tax assets:
Net operating loss carryforwards	$14,592,145
Capital loss carryforwards	16,667,480
Alternative minimum tax credit carryforward	605,833
31,865,458
Deferred tax liabilities:
Basis reduction of investment in MLPs	50,701,505
Net unrealized gains on investment securities	253,639,875
304,341,380
Total net deferred tax liability	$272,475,922

At November 30, 2010, a valuation allowance on deferred tax assets was not deemed necessary because the Company believes it is more likely than not that there is an ability to realize its deferred tax assets based on the Company’s estimates of the timing of the reversal of deferred tax liabilities. Any adjustments to such estimates will be made in the period such determination is made. The Company’s policy is to record interest and penalties on uncertain tax positions as part of tax expense. As of November 30, 2010, the Company had no uncertain tax positions and no penalties and interest were accrued. The Company does not expect any change to its unrecognized tax positions in the twelve months subsequent to November 30, 2010. All tax years since inception remain open to examination by federal and state tax authorities.

Total income tax expense differs from the amount computed by applying the federal statutory income tax rate of 35 percent to net investment loss and net realized and unrealized gains on investments for the year ended November 30, 2010, as follows:

Application of statutory income tax rate	$135,337,761
State income taxes, net of federal tax benefit	7,462,911
Foreign tax expense, net of federal tax benefit	412,591
Change in deferred tax liability due to change in overall tax rate	(4,913,198)
Nondeductible payments on preferred stock	1,704,141
Total income tax expense	$140,004,206

Total income taxes are computed by applying the federal statutory rate plus a blended state income tax rate. During the year, the Company re-evaluated its overall federal and state income tax rate, decreasing it from 37.96 percent to 36.93 percent due to anticipated state apportionment of income and gains.

For the year ended November 30, 2010, the components of income tax expense include current foreign tax expense (for which the federal tax benefit is reflected in deferred tax expense) of $596,140, current state income tax of $109,585, alternative minimum tax of $278,605 and deferred federal and state income tax expense (net of federal tax benefit) of $131,754,554 and $7,265,322, respectively.

As of November 30, 2010, the Company had a net operating loss for federal income tax purposes of approximately $38,327,000. The net operating loss may be carried forward for 20 years. If not utilized, this net operating loss will expire as follows: $5,000, $16,549,000, $1,080,000, $3,581,000, $53,000 and $17,059,000 in the years ending November 30, 2025, 2026, 2027, 2028, 2029 and 2030 respectively. As of November 30, 2010, the Company had a capital loss carryforward of approximately $45,000,000, which may be carried forward for 5 years. If not utilized, this capital loss will expire as follows: $7,000,000 and $38,000,000 in the years ending November 30, 2013 and 2014, respectively. The capital gains for the year ended November 30, 2010 have been estimated based on information currently available. Such estimate is subject to revision upon receipt of the 2010 tax reporting information from the individual MLPs. For corporations, capital losses can only be used to offset capital gains and cannot be used to offset ordinary income. As of November 30, 2010, an alternative minimum tax credit of $605,833 was available, which may be credited in the future against regular income tax. This credit may be carried forward indefinitely.

As of November 30, 2010, the aggregate cost of securities for federal income tax purposes was $623,060,397. The aggregate gross unrealized appreciation for all securities in which there was an excess of fair value over tax cost was $828,160,803, the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over fair value was $4,203,932 and the net unrealized appreciation was $823,956,871.

2010 Annual Report	15

Notes to Financial Statements (Continued)

6. Fair Value of Financial Instruments

Various inputs are used in determining the value of the Company’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 —	quoted prices in active markets for identical investments

Level 2 —	other significant observable inputs (including quoted prices for similar investments, market corroborated inputs, etc.)

Level 3 —	significant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table provides the fair value measurements of applicable Company assets by level within the fair value hierarchy as of November 30, 2010. These assets are measured on a recurring basis.

	Fair Value at
Description	November 30, 2010	Level 1	Level 2	Level 3
Equity Securities:
Master Limited Partnerships
and Related Companies(a)	$1,446,956,339	$1,446,956,339	$—	$—
Total Equity Securities	1,446,956,339	1,446,956,339	—	—
Other:
Short-Term Investment(b)	60,929	60,929	—	—
Total Other	60,929	60,929	—	—
Total	$1,447,017,268	$1,447,017,268	$—	$—

(a)	All other industry classifications are identified in the Schedule of Investments.
(b)	Short-term investment is a sweep investment for cash balances in the Company at November 30, 2010.

The changes for all Level 3 assets measured at fair value on a recurring basis using significant unobservable inputs for the year ended November 30, 2010, are as follows:

Fair value beginning balance	$5,594,789
Transfers out of Level 3	(5,594,789)
Fair value ending balance	$—

The Company utilizes the beginning of reporting period method for determining transfers into or out of Level 3. Accordingly, this method is the basis for presenting the rollforward in the preceding table. Under this method, the fair value of the asset at the beginning of the period will be disclosed as a transfer into or out of Level 3, gains or losses for an asset that transfers into Level 3 during the period will be included in the reconciliation, and gains or losses for an asset that transfers out of Level 3 will be excluded from the reconciliation.

For the year ended November 30, 2010, Copano Energy, L.L.C. Class D Common Units in the amount of $5,594,789 were transferred out of Level 3 when they converted into registered and unrestricted common units of Copano Energy, L.L.C. There were no other transfers between levels.

Valuation Techniques

In general, and where applicable, the Company uses readily available market quotations based upon the last updated sales price from the principal market to determine fair value. This pricing methodology applies to the Company’s Level 1 investments.

An equity security of a publicly traded company acquired in a private placement transaction without registration under the Securities Act of 1933, as amended (the “1933 Act”), is subject to restrictions on resale that can affect the security’s fair value. If such a security is convertible into publicly-traded common shares, the security generally will be valued at the common share market price adjusted by a percentage discount due to the restrictions. If the security has characteristics that are dissimilar to the class of security that trades on the open market, the security will generally be valued and categorized as Level 3 in the fair value hierarchy.

7. Investment Transactions

For the year ended November 30, 2010, the Company purchased (at cost) and sold securities (proceeds received) in the amount of $240,854,401 and $128,855,596 (excluding short-term debt securities), respectively.

8. Long-Term Debt Obligations

The Company has $169,975,000 aggregate principal amount of private senior notes, Series E, Series F, and Series G (collectively, the “Notes”), outstanding. The Notes are unsecured obligations of the Company and, upon liquidation, dissolution or winding up of the Company, will rank: (1) senior to all of the Company’s outstanding preferred shares; (2) senior to all of the Company’s outstanding common shares; (3) on parity with any unsecured creditors of the Company and any unsecured senior securities representing indebtedness of the Company and (4) junior to any secured creditors of the Company. Holders of the Notes are entitled to receive cash interest payments each quarter at a fixed annual rate until maturity. The Notes are not listed on any exchange or automated quotation system.

The Notes are redeemable in certain circumstances at the option of the Company. The Notes are also subject to a mandatory redemption if the Company fails to meet asset coverage ratios required under the 1940 Act or the rating agency guidelines if such failure is not waived or cured. At November 30, 2010, the Company was in compliance with asset coverage covenants and basic maintenance covenants for its senior notes.

On December 21, 2009, the Company fully redeemed its Series A Notes in the amount of $60,000,000. The weighted-average interest rate for the period from December 1, 2009 through December 21, 2009 (date of redemption) was 6.75 percent. The unamortized balance of commissions that were paid to the agent at the beginning of the special rate period was expensed in the amount of $129,918 and is included in other leverage expenses in the accompanying Statement of Operations. The unamortized balance of allocated capital costs was expensed and resulted in a loss on early redemption in the amount of $706,819, which is included in amortization of debt issuance costs in the accompanying Statement of Operations.

The estimated fair value of each series of Notes was calculated, for disclosure purposes, by discounting future cash flows by a rate equal to the current U.S. Treasury rate with an equivalent maturity date, plus either 1) the spread between the interest rate on recently issued debt and the U.S. Treasury rate with a similar maturity date or 2) if there has not been a recent debt issuance, the spread between the AAA corporate finance debt rate and the U.S. Treasury rate with an equivalent maturity date plus the spread between the fixed rates of the Notes and the AAA corporate

16	Tortoise Energy Infrastructure Corp.

Notes to Financial Statements (Continued)

finance debt rate. The following table shows the issue date, maturity date, fixed rate, notional/carrying amount and estimated fair value for each series of Notes outstanding at November 30, 2010.

				Notional/
	Issue	Maturity	Fixed	Carrying	Estimated
Series	Date	Date	Rate	Amount	Fair Value
Series E	April 10, 2008	April 10, 2015	6.11%	$110,000,000	$124,011,544
Series F	December 21, 2009	December 21, 2012	4.50%	29,975,000	31,525,222
Series G	December 21, 2009	December 21, 2016	5.85%	30,000,000	33,653,556
				$169,975,000	$189,190,322

9. Preferred Stock

The Company has 10,000,000 shares of preferred stock authorized. Of that amount, the Company has 7,475,000 authorized shares of Mandatory Redeemable Preferred (“MRP”) Stock and 7,300,000 shares are outstanding at November 30, 2010. The MRP Stock has a liquidation value of $10.00 per share plus any accumulated but unpaid distributions, whether or not declared, and is mandatorily redeemable on December 31, 2019. The Company issued 6,500,000 and 800,000 shares of MRP Stock on December 14, 2009 and December 21, 2009, respectively. The MRP Stock pays cash distributions on the first business day of each month at an annual rate of 6.25 percent. The shares of MRP Stock trade on the NYSE under the symbol “TYG Pr A.”

The MRP Stock has rights determined by the Board of Directors. Except as otherwise indicated in the Company’s Charter or Bylaws, or as otherwise required by law, the holders of MRP Stock have voting rights equal to the holders of common stock (one vote per MRP share) and will vote together with the holders of shares of common stock as a single class except on matters affecting only the holders of preferred stock or the holders of common stock. The 1940 Act requires that the holders of any preferred stock (including MRP Stock), voting separately as a single class, have the right to elect at least two directors at all times.

At November 30, 2010, the estimated fair value of the MRP Stock is based on the closing market price of $10.60 per share. The following table shows the mandatory redemption date, fixed rate, number of shares outstanding, aggregate liquidation preference and estimated fair value as of November 30, 2010.

	Mandatory			Aggregate
	Redemption	Fixed	Shares	Liquidation	Estimated
Series	Date	Rate	Outstanding	Preference	Fair Value
MRP Stock	December 31, 2019	6.25%	7,300,000	$73,000,000	$77,380,000

The MRP Stock is redeemable in certain circumstances at the option of the Company. Under the Investment Company Act of 1940, the Company may not declare dividends or make other distributions on shares of common stock or purchases of such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding MRP Stock would be less than 200 percent. The MRP Stock is also subject to a mandatory redemption if the Company fails to meet an asset coverage ratio of at least 225 percent as determined in accordance with the 1940 Act or a rating agency basic maintenance amount if such failure is not waived or cured. At November 30, 2010, the Company was in compliance with asset coverage covenants and basic maintenance covenants for its MRP Stock.

At November 30, 2009, the Company had 1,400 shares of Auction Preferred I Stock and 1,400 shares of Auction Preferred II Stock outstanding with a total liquidation value of $70,000,000. On December 21, 2009, the Company fully redeemed Auction Preferred I Stock at liquidation value in the amount of $35,000,000 and Auction Preferred II Stock at liquidation value in the amount of $35,000,000. The weighted-average rate for the period from December 1, 2009 through December 21, 2009 (date of redemptions) was 6.25 percent for the Auction Preferred I Stock and 6.25 percent for the Auction Preferred II Stock.

10. Credit Facility

The Company had a revolving loan commitment amount of $70,000,000 that matured on June 20, 2010. U.S. Bank, N.A. served as a lender and the lending syndicate agent on behalf of other lenders participating in the credit facility. Outstanding balances on the credit facility accrued interest at a variable annual rate equal to one-month LIBOR plus 2.00 percent and unused portions of the credit facility accrued a non-usage fee equal to an annual rate of 0.25 percent.

On June 20, 2010, the Company entered into an amendment to its credit facility that extends the credit facility through June 20, 2011. The terms of the amendment provide for an unsecured revolving credit facility of $70,000,000. During the extension, outstanding balances generally will accrue interest at a variable annual rate equal to one-month LIBOR plus 1.25 percent and unused portions of the credit facility will accrue a non-usage fee equal to an annual rate of 0.20 percent.

The average principal balance and interest rate for the period during which the credit facility was utilized during the period ended November 30, 2010 was approximately $30,400,000 and 1.93 percent, respectively. At November 30, 2010, the principal balance outstanding was $38,200,000 at an interest rate of 1.51 percent.

Under the terms of the credit facility, the Company must maintain asset coverage required under the 1940 Act. If the Company fails to maintain the required coverage, it may be required to repay a portion of an outstanding balance until the coverage requirement has been met. At November 30, 2010, the Company was in compliance with the terms of the credit facility.

11. Common Stock

The Company has 100,000,000 shares of capital stock authorized and 27,068,577 shares outstanding at November 30, 2010. Transactions in common stock for the year ended November 30, 2010, were as follows:

Shares at November 30, 2009	24,037,087
Shares sold through shelf offerings	2,808,900
Shares issued through reinvestment of distributions	222,590
Shares at November 30, 2010	27,068,577

12. Subsequent Events

The Company has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no items require recognition or disclosure.

2010 Annual Report	17

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholders
Tortoise Energy Infrastructure Corporation

We have audited the accompanying statement of assets and liabilities of Tortoise Energy Infrastructure Corporation (the Company), including the schedule of investments, as of November 30, 2010, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2010, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tortoise Energy Infrastructure Corporation at November 30, 2010, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Kansas City, Missouri
January 27, 2011

18	Tortoise Energy Infrastructure Corp.

Company Officers and Directors (Unaudited) November 30, 2010

Name and Age*	Position(s) Held with Company, Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director(1)	Other Public Company Directorships Held
Independent Directors
Conrad S. Ciccotello (Born 1960)	Director since 2003	Tenured Associate Professor of Risk Management and Insurance, Robinson College of Business, Georgia State University (faculty member since 1999); Director of Graduate Personal Financial Planning Programs; Formerly Editor, “Financial Services Review” (an academic journal dedicated to the study of individual financial management) (2001-2007); Published several academic and professional journal articles about energy infrastructure and MLPs.	7	None
John R. Graham (Born 1945)	Director since 2003
Executive-in-Residence and Professor of Finance (part-time), College of Business Administration, Kansas State University (has served as a professor or adjunct professor since 1970); Chairman of the Board, President and CEO, Graham Capital Management, Inc., primarily a real estate development, investment and venture capital company; Owner of Graham Ventures, a business services and venture capital firm; Part-time Vice President Investments, FB Capital Management, Inc. (a registered investment adviser), since 2007; formerly, CEO, Kansas Farm Bureau Financial Services, including seven affiliated insurance or financial service companies (1979-2000).

			7	None
Charles E. Heath (Born 1942)	Director since 2003	Retired in 1999, Formerly Chief Investment Officer, GE Capital’s Employers Reinsurance Corporation (1989-1999). Chartered Financial Analyst (“CFA”) designation since 1974.	7	None

(1)	This number includes Tortoise Energy Capital Corporation (“TYY”), Tortoise North American Energy Corporation (“TYN”), Tortoise Capital Resources Corporation (“TTO”), Tortoise Power and Energy Infrastructure Fund, Inc. (“TPZ”), Tortoise MLP Fund, Inc. (“NTG”), one private investment company and the Company. Our Adviser also serves as the investment adviser to TYY, TYN, TTO, TPZ, NTG and the private investment company.
*	The address of each director and officer is 11550 Ash Street, Suite 300, Leawood, Kansas 66211.

2010 Annual Report	19

Company Officers and Directors (Unaudited) (Continued) November 30, 2010

Name and Age*	Position(s) Held with Company, Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director(1)	Other Public Company Directorships Held
Interested Directors and Officers(2)
H. Kevin Birzer (Born 1959)	Director and Chairman of the Board since 2003	Managing Director of the Adviser since 2002; Member, Fountain Capital Management, LLC (“Fountain Capital”), a registered investment adviser, (1990-May 2009); Director and Chairman of the Board of each of TYY, TYN, TTO, TPZ, NTG and the privately held investment company managed by the Adviser since its inception; Vice President, Corporate Finance Department, Drexel Burnham Lambert (1986-1989); Vice President, F. Martin Koenig & Co., an investment management firm (1983-1986). CFA designation since 1988.	7	None
Terry Matlack (Born 1956)	Chief Financial Officer since 2003
Managing Director of the Adviser since 2002; Full-time Managing Director, Kansas City Equity Partners, LC (“KCEP”) (2001-2002); Formerly President, GreenStreet Capital, a private investment firm (1998-2001); Director of each of the Company, TYY, TYN, TTO, TPZ and the privately held investment company managed by the Adviser from its inception to September 15, 2009; Chief Executive Officer of NTG since 2010; Chief Financial Officer of each of TYY, TYN, TPZ, TTO and the privately held investment company since its inception; Chief Compliance Officer of the Company from 2004 through May 2006 and of each of TYY and TYN from their inception through May 2006; Treasurer of each of the Company, TYY and TYN from their inception to November 2005; Assistant Treasurer of the Company, TYY and TYN from November 2005 to April 2008, of TTO from its inception to April 2008, and of the private investment company from its inception to April 2009. CFA designation since 1985.

			N/A	Epiq Systems, Inc.
David J. Schulte (Born 1961)	President and Chief Executive Officer since 2003
Managing Director of the Adviser since 2002; Full-time Managing Director, KCEP (1993-2002); President and Chief Executive Officer of TYY since 2005 and of TPZ since inception; Chief Executive Officer of TYN since 2005 and President of TYN from 2005 to September 2008; Chief Executive Officer of TTO since 2005 and President of TTO from 2005 to April 2007; Senior Vice President of NTG since 2010; President of the private investment company since 2007; Chief Executive Officer of the private investment company from 2007 to December 2008; CFA designation since 1992.

			N/A	None
Zachary A. Hamel (Born 1965)	Senior Vice President since April 2007
Managing Director of the Adviser since 2002; Partner, Fountain Capital (1997-present). Senior Vice President of each of TYY and TTO since 2005, of TYN and the private investment company since 2007 and of TPZ since inception; President of NTG since 2010; Secretary of each of the Company, TYY, TYN and TTO from their inception to April 2007. CFA designation since 1998.

			N/A	None
Kenneth P. Malvey (Born 1965)	Senior Vice President since April 2007; Treasurer since November 2005
Managing Director of the Adviser since 2002; Partner, Fountain Capital (2002-present); formerly, Investment Risk Manager and member of the Global Office of Investments, GE Capital’s Employers Reinsurance Corporation (1996-2002); Treasurer of each of TYY, TYN and TTO since 2005, of the private investment company since 2007 and of TPZ and NTG since their inception; Senior Vice President of each of TYY and TTO since 2005, of each of TYN and the private investment company since 2007 and of TPZ and NTG since their inception; Assistant Treasurer of each of the Company, TYY and TYN from their inception to November 2005; Chief Executive Officer of the private investment company since December 2008; CFA designation since 1996.

			N/A	None

(1)	This number includes TYY, TYN, TTO, TPZ, NTG, one private investment company and the Company. Our Adviser also serves as the investment adviser to TYY, TYN, TTO, TPZ, NTG and the private investment company.
(2)	As a result of their respective positions held with our Adviser or its affiliates, these individuals are considered “interested persons” within the meaning of the 1940 Act.
*	The address of each director and officer is 11550 Ash Street, Suite 300, Leawood, Kansas 66211.

20	Tortoise Energy Infrastructure Corp.

Additional Information (Unaudited)

Director and Officer Compensation

The Company does not compensate any of its directors who are “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, nor any of its officers. For the year ended November 30, 2010, the aggregate compensation paid by the Company to the independent directors was $117,000. The Company did not pay any special compensation to any of its directors or officers.

Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Company’s actual results are the performance of the portfolio of investments held by it, the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of the Company will trade in the public markets and other factors discussed in filings with the SEC.

Proxy Voting Policies

A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities owned by the Company and information regarding how the Company voted proxies relating to the portfolio of securities during the 12-month period ended June 30, 2010 are available to stockholders (i) without charge, upon request by calling the Company at (913) 981-1020 or toll-free at (866) 362-9331 and on the Company’s Web site at www.tortoiseadvisors.com; and (ii) on the SEC’s Web site at www.sec.gov.

Form N-Q

The Company files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Company’s Form N-Q is available without charge upon request by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov. In addition, you may review and copy the Company’s Form N-Q at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

The Company’s Form N-Qs are also available on the Company’s Web site at www.tortoiseadvisors.com.

Statement of Additional Information

The Statement of Additional Information (“SAI”) includes additional information about the Company’s directors and is available upon request without charge by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov.

Certifications

The Company’s Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

The Company has filed with the SEC, as an exhibit to its most recently filed Form N-CSR, the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Privacy Policy

In order to conduct its business, the Company collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of the Company’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and distribution elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Company’s other stockholders or the Company’s former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Company’s stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

Automatic Dividend Reinvestment and Cash Purchase Plan

The Company’s Automatic Dividend Reinvestment and Cash Purchase Plan (the “Plan”) allows participating common stockholders to reinvest distributions, including dividends, capital gains and return of capital in additional shares of the Company’s common stock and allows registered holders of the Company’s common stock to make optional cash investments, in accordance with the Plan, on a monthly basis.

If a stockholder’s shares are registered directly with the Company or with a brokerage firm that participates in the Company’s Plan, all distributions are automatically reinvested for stockholders by the Agent in additional shares of common stock of the Company (unless a stockholder is ineligible or elects otherwise). Stockholders holding shares that participate in the Plan in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan. Stockholders who elect not to participate in the Plan will receive all distributions payable in cash paid by check mailed directly to the stockholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by Computershare, as dividend paying agent. Distributions subject to tax (if any) are taxable whether or not shares are reinvested.

Any single investment pursuant to the cash purchase option under the Plan must be in an amount of at least $100 and may not exceed $5,000 per month unless a request for waiver has been granted. A request for waiver should be directed to the Company at 1-866-362-9331 and the Company has the sole discretion to grant any requested waiver. Optional cash investments may be delivered to the Agent by personal check, by automatic or electronic bank account transfer or by online access at www.computershare.com. The Company reserves the right to reject any purchase order. Stockholders who hold shares in street or other nominee name who want to participate in optional cash investments should contact their broker, bank or other nominee and follow their instructions. There is no obligation to make an optional cash investment at any time, and the amount of such investments may vary from time to time. Optional cash investments must be received by the Agent no later than two business days prior to the monthly investment date (the “payment date”) for purchase of common shares on the next succeeding purchase date under the Plan. Scheduled optional cash purchases may be cancelled or refunded upon a participant’s written request received by the Agent at least two business days prior to the purchase date. Participants will not be able to instruct the Agent to purchase common shares at a specific time or at a specific price.

If on the distribution payment date or the purchase date for optional cash investments, the net asset value per share of the common stock is equal to or less than the market price per share of common stock plus estimated brokerage commissions, the Company will issue additional shares of common stock to participants. The number of shares will be determined by the greater of the net asset value per share or 95 percent of

2010 Annual Report	21

Additional Information (Unaudited) (Continued)

the market price. Otherwise, shares generally will be purchased on the open market by the Agent as soon as possible following the payment date or purchase date, but in no event later than 30 days after such date except as necessary to comply with applicable law. There are no brokerage charges with respect to shares issued directly by the Company as a result of distributions payable either in shares or in cash or as a result of optional cash investments. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent’s open-market purchases in connection with the reinvestment of distributions or optional cash investments. If a participant elects to have the Agent sell part or all of his or her common stock and remit the proceeds, such participant will be charged a transaction fee of $15.00 plus his or her pro rata share of brokerage commissions on the shares sold.

Participation is completely voluntary. Stockholders may elect not to participate in the Plan, and participation may be terminated or resumed at any time without penalty, by giving notice in writing, by telephone or Internet to Computershare, the Plan Agent, at the address set forth below. Such termination will be effective with respect to a particular distribution if notice is received prior to such record date.

Additional information about the Plan may be obtained by writing to Computershare Trust Company, N.A, P.O. Box 43078, Providence, R.I. 02940-3078. You may also contact Computershare by phone at (800) 426-5523 or visit their Web site at www.computershare.com.

Approval of the Investment Advisory Agreement

In approving the renewal of the Investment Advisory Agreement in November 2010, the directors who are not “interested persons” (as defined in the Investment Company Act of 1940) of the Company (“Independent Directors”) requested and received extensive data and information from the Adviser concerning the Company and the services provided to it by the Adviser under the Investment Advisory Agreement. In addition, the Independent Directors requested and received data and information from the Adviser, which also included information from independent, third-party sources, regarding the factors considered in their evaluation.

Factors Considered

The Independent Directors considered and evaluated all the information provided by the Adviser. The Independent Directors did not identify any single factor as being all-important or controlling, and each Independent Director may have attributed different levels of importance to different factors. In deciding to renew the agreement, the Independent Directors’ decision was based on the following factors.

Nature, Extent and Quality of Services Provided. The Independent Directors considered information regarding the history, qualification and background of the Adviser and the individuals responsible for the Adviser’s investment program, the adequacy of the number of the Adviser personnel and other Adviser resources and plans for growth, use of affiliates of the Adviser, and the particular expertise with respect to energy infrastructure companies, MLP markets and financing (including private financing). The Independent Directors concluded that the unique nature of the Company and the specialized expertise of the Adviser in the niche market of MLPs made it uniquely qualified to serve as the advisor. Further, the Independent Directors recognized that the Adviser’s commitment to a long-term investment horizon correlated well to the investment strategy of the Company.

Investment Performance of the Company and the Adviser, Costs of the Services To Be Provided and Profits To Be Realized by the Adviser and its Affiliates from the Relationship, and Fee Comparisons. The Independent Directors reviewed and evaluated information regarding the Company’s performance (including quarterly, last twelve months, and from inception) and the performance of the other Adviser accounts (including other investment companies), and information regarding the nature of the markets during the performance period, with a particular focus on the MLP sector. The Independent Directors also considered the Company’s performance as compared to comparable closed-end funds for the relevant periods.

The Adviser provided detailed information concerning its cost of providing services to the Company, its profitability in managing the Company, its overall profitability, and its financial condition. The Independent Directors reviewed with the Adviser the methodology used to prepare this financial information. This financial information regarding the Adviser is considered in order to evaluate the Adviser’s financial condition, its ability to continue to provide services under the Investment Advisory Agreement, and the reasonableness of the current management fee, and was, to the extent possible, evaluated in comparison to other closed-end funds with similar investment objectives and strategies.

The Independent Directors considered and evaluated information regarding fees charged to, and services provided to, other investment companies advised by the Adviser (including the impact of any fee waiver or reimbursement arrangements and any expense reimbursement arrangements), fees charged to separate institutional accounts by the Adviser, and comparisons of fees of closed-end funds with similar investment objectives and strategies, including other MLP investment companies, to the Company. The Independent Directors concluded that the fees and expenses that the Company is paying under the Investment Advisory Agreement are reasonable given the quality of services provided under the Investment Advisory Agreement and that such fees and expenses are comparable to, and in many cases lower than, the fees charged by advisers to comparable funds.

Economies of Scale. The Independent Directors considered information from the Adviser concerning whether economies of scale would be realized as the Company grows, and whether fee levels reflect any economies of scale for the benefit of the Company’s stockholders. The Independent Directors concluded that economies of scale are difficult to measure and predict overall. Accordingly, the Independent Directors reviewed other information, such as year-over-year profitability of the Adviser generally, the profitability of its management of the Company specifically, and the fees of competitive funds not managed by the Adviser over a range of asset sizes. The Independent Directors concluded the Adviser is appropriately sharing any economies of scale through its competitive fee structure and through reinvestment in its business to provide stockholders additional content and services.

Collateral Benefits Derived by the Adviser. The Independent Directors reviewed information from the Adviser concerning collateral benefits it receives as a result of its relationship with the Company. They concluded that the Adviser generally does not use the Company’s or stockholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them.

The Independent Directors did not, with respect to their deliberations concerning their approval of the continuation of the Investment Advisory Agreement, consider the benefits the Adviser may derive from relationships the Adviser may have with brokers through soft dollar arrangements because the Adviser does not employ any such arrangements in rendering its advisory services to the Company. Although the Adviser may receive research from brokers with whom it places trades on behalf of clients, the Adviser does not have soft dollar arrangements or understandings with such brokers regarding receipt of research in return for commissions.

Conclusions of the Directors

As a result of this process, the Independent Directors, assisted by the advice of legal counsel that is independent of the Adviser, taking into account all of the factors discussed above and the information provided by the Adviser, unanimously concluded that the Investment Advisory Agreement between the Company and the Adviser is fair and reasonable in light of the services provided and should be renewed.

22	Tortoise Energy Infrastructure Corp.

Office of the Company
and of the Investment Adviser

Tortoise Capital Advisors, L.L.C.
11550 Ash Street, Suite 300
Leawood, Kan. 66211
(913) 981-1020
(913) 981-1021 (fax)
www.tortoiseadvisors.com

Managing Directors of
Tortoise Capital Advisors, L.L.C.

H. Kevin Birzer
Zachary A. Hamel
Kenneth P. Malvey
Terry Matlack
David J. Schulte

Board of Directors of
Tortoise Energy Infrastructure Corp.

H. Kevin Birzer, Chairman
Tortoise Capital Advisors, L.L.C.

Conrad S. Ciccotello
Independent

John R. Graham
Independent

Charles E. Heath
Independent

ADMINISTRATOR
U.S. Bancorp Fund Services, LLC
615 East Michigan St.
Milwaukee, Wis. 53202

CUSTODIAN
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wis. 53212

TRANSFER, DIVIDEND DISBURSING
AND DIVIDEND REINVESTMENT AND
CASH PURCHASE PLAN AGENT
Computershare Trust Company, N.A. / Computershare Inc.
P.O. Box 43078
Providence, R.I. 02940-3078
(800) 426-5523
www.computershare.com

LEGAL COUNSEL
Husch Blackwell LLP
4801 Main St.
Kansas City, Mo. 64112

INVESTOR RELATIONS
(866) 362-9331
info@tortoiseadvisors.com

STOCK SYMBOL
Listed NYSE Symbol: TYG

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of fund shares. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell.

Tortoise Capital Advisors’ Public Investment Companies

				Total Assets
	Ticker/	Primary Target	Investor	as of 12/31/10
Name	Inception Date	Investments	Suitability	($ in millions)
Tortoise Energy	TYG	U.S. Energy Infrastructure	Retirement Accounts	$1,481
Infrastructure Corp.	Feb. 2004		Pension Plans
			Taxable Accounts

Tortoise Energy	TYY	U.S. Energy Infrastructure	Retirement Accounts	$789
Capital Corp.	May 2005		Pension Plans
			Taxable Accounts

Tortoise North American	TYN	U.S. Energy Infrastructure	Retirement Accounts	$197
Energy Corp.	Oct. 2005		Pension Plans
			Taxable Accounts

Tortoise Power and Energy	TPZ	U.S. Power and Energy Investment	Retirement Accounts	$206
Infrastructure Fund, Inc.	July 2009	Grade Debt and Dividend-Paying	Pension Plans
		Equity Securities	Taxable Accounts

Tortoise MLP Fund, Inc.	NTG	U.S. Energy Infrastructure	Retirement Accounts	$1,574
	July 2010	Natural Gas Energy	Pension Plans
		Infrastructure Emphasis	Taxable Accounts

Tortoise Capital	TTO	U.S. Energy Infrastructure	Retirement Accounts	$90
Resources Corp.	Dec. 2005	Private and Micro Cap	Pension Plans	(as of 8/3	1/09)
	(Feb. 2007 – IPO)	Public Companies	Taxable Accounts

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s President and Chief Executive Officer and its Chief Financial Officer. The Registrant has not made any amendments to this code of ethics during the period covered by this report. The Registrant has not granted any waivers from any provisions of this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that there is at least one “audit committee financial expert” serving on its audit committee. Mr. Conrad Ciccotello is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR. In addition to his experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements, Mr. Ciccotello has a Ph.D. in Finance.

Item 4. Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant to perform audit services, audit-related services and tax services during the past two fiscal years. “Audit services” refer to performing an audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the approximate amounts of aggregate fees billed to the Registrant for the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2010	FYE 11/30/2009
Audit Fees	$168,000	$157,000
Audit-Related Fees	$2,000	$6,000
Tax Fees	$55,000	$47,000
All Other Fees	—	—
Aggregate Non-Audit Fees	$57,000	$53,000

The audit committee has adopted pre-approval polices and procedures that require the audit committee to pre-approve (i) the selection of the Registrant’s independent registered public accounting firm, (ii) the engagement of the independent registered public accounting firm to provide any non-audit services to the Registrant, (iii) the engagement of the independent registered public accounting firm to provide any non-audit services to the Adviser or any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant, and (iv) the fees and other compensation to be paid to the independent registered public accounting firm. The Chairman of the audit committee may grant the pre-approval of any engagement of the independent registered public accounting firm for non-audit services of less than $10,000, and such delegated pre-approvals will be presented to the full audit committee at its next meeting. Under certain limited circumstances, pre-approvals are not required under securities law regulations for certain non-audit services below certain de minimus thresholds. Since the adoption of these policies and procedures, the audit committee has pre-approved all audit and non-audit services provided to the Registrant by the principal accountant. None of these services provided by the principal accountant were approved by the audit committee pursuant to the de minimus exception under Rule 2.01(c)(7)(i)(C) or Rule 2.01(c)(7)(ii) of Regulation S-X. All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

In the Registrant’s fiscal years ended November 30, 2010 and 2009, the Adviser paid approximately $88,000 and $130,000 in fees, respectively, for research and consultations relating to fund structure, tax and accounting, and audit-related fees relating to closed-end management investment companies prior to its initial public offerings. These non-audit services were not required to be preapproved by the Registrant’s audit committee. No entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Registrant, has paid to, or been billed for fees by, the principal accountant for non-audit services rendered to the Adviser or such entity during the Registrant’s last two fiscal years. The audit committee has considered whether the principal accountant’s provision of services (other than audit services) to the Registrant, the Adviser or any entity controlling, controlled by, or under common control with the Adviser that provides services to the Registrant is compatible with maintaining the principal accountant’s independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, and is comprised of Mr. Conrad S. Ciccotello, Mr. John R. Graham and Mr. Charles E. Heath.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.

Copies of the proxy voting policies and procedures of the Registrant and the Adviser are attached hereto as Exhibit 99.VOTEREG and Exhibit 99.VOTEADV, respectively.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Unless otherwise indicated, information is presented as of November 30, 2010.

Portfolio Managers

As of the date of this filing, management of the Registrant’s portfolio is the responsibility of a team of portfolio managers consisting of H. Kevin Birzer, Terry Matlack, David J. Schulte, Zachary A. Hamel and Kenneth P. Malvey, all of whom are Managers of the Adviser, comprise the investment committee of the Adviser and share responsibility for such investment management. All decisions to invest in a portfolio company must be approved by the unanimous decision of the Adviser’s investment committee and any one member of the Adviser’s investment committee can require the Adviser to sell a security or can veto the investment committee’s decision to invest in a security. Biographical information about each member of the Adviser’s investment committee as of the date of this filing is set forth below.

Name and Age*	Position(s) Held with Company and Length of Time Served	Principal Occupation During Past Five Years
H. Kevin Birzer (Born 1959)	Director and Chairman of the Board since 2003
Managing Director of the Adviser since 2002; Member, Fountain Capital Management, LLC (“Fountain Capital”), a registered investment adviser, (1990-May 2009); Director and Chairman of the Board of each of Tortoise Energy Capital Corporation (“TYY”), Tortoise North American Energy Corporation (“TYN”), Tortoise Capital Resources Corporation (“TTO”), Tortoise Power and Energy Infrastructure Fund, Inc. (“TPZ”), Tortoise MLP Fund, Inc (“NTG”) and the privately held investment company managed by the Adviser since its inception; Vice President, Corporate Finance Department, Drexel Burnham Lambert (1986-1989); Vice President, F. Martin Koenig & Co., an investment management firm (1983-1986). CFA designation since 1988.

Terry Matlack (Born 1956)	Chief Financial Officer since 2003
Managing Director of the Adviser since 2002; Full-time Managing Director, Kansas City Equity Partners, LC (“KCEP”) (2001-2002); Formerly President, GreenStreet Capital, a private investment firm (1998-2001); Director of each of the Company, TYY, TYN, TTO, TPZ and the privately held investment company managed by the Adviser from its inception to September 15, 2009; Chief Executive Officer of NTG since 2010; Chief Financial Officer of each of TYY, TYN, TPZ, TTO and the privately held investment company since its inception; Chief Compliance Officer of the Company from 2004 through May 2006 and of each of TYY and TYN from their inception through May 2006; Treasurer of each of the Company, TYY and TYN from their inception to November 2005; Assistant Treasurer of the Company, TYY and TYN from November 2005 to April 2008, of TTO from its inception to April 2008, and of the privately held investment company from its inception to April 2009. CFA designation since 1985.

David J. Schulte (Born 1961)	President and Chief Executive Officer since 2003
Managing Director of the Adviser since 2002; Full-time Managing Director, KCEP (1993-2002);  President and Chief Executive Officer of TYY since 2005 and of TPZ since inception; Chief Executive Officer of TYN since 2005 and President of TYN from 2005 to September 2008; Chief Executive Officer of TTO since 2005 and President of TTO from 2005 to April 2007; Senior Vice President of NTG since 2010; President of the privately held investment company since 2007; Chief Executive Officer of the privately held investment company from 2007 to December 2008; CFA designation since 1992.

Zachary A. Hamel (Born 1965)	Senior Vice President since April 2007
Managing Director of the Adviser since 2002;   Partner, Fountain Capital (1997-present). Senior Vice President of each of TYY and TTO since 2005, of TYN and the privately held investment company since 2007 and of TPZ since inception; President of NTG since 2010; Secretary of each of the Company, TYY, TYN and TTO from their inception to April 2007. CFA designation since 1998.

Kenneth P. Malvey (Born 1965)	Senior Vice President since April 2007; Treasurer since November 2005
Managing Director of the Adviser since 2002;   Partner, Fountain Capital (2002-present); formerly, Investment Risk Manager and member of the  Global Office of Investments, GE Capital’s Employers Reinsurance Corporation (1996-2002); Treasurer of each of TYY, TYN and TTO since 2005, of the private investment company since 2007 and of TPZ and NTG since their inception; Senior Vice President of each of TYY and TTO since 2005, of each of TYN and the privately held investment company since 2007 and of TPZ and NTG since their inception; Assistant Treasurer of each of the Company, TYY and TYN from their inception to November 2005; Chief Executive Officer of the privately held investment company since December 2008; CFA designation since 1996.

 *The address of each director and officer is 11550 Ash Street, Suite 300, Leawood, Kansas 66211.

Mr. Birzer also serves as director and Chairman of the Board of TYN, TYY, TPZ, NTG and the privately held investment company advised by our Adviser, registered closed-end management investment companies, as well as TTO, a closed-end management investment company that has elected to be regulated as a business development company. The Adviser also serves as the investment adviser to TYN, TYY, TPZ, TTO, NTG and the privately held investment company.

The following table provides information about the other accounts managed on a day-to-day basis by each of the portfolio managers as of November 30, 2010:

			Number of
			Accounts	Total Assets of
			Paying a	Accounts Paying
	Number of	Total Assets of	Performance	a Performance
Name of Manager	Accounts	Accounts	Fee	Fee
H. Kevin Birzer
Registered investment companies	7	$2,923,793,582	0	—
Other pooled investment vehicles	5	$161,554,734	1	$90,650,668
Other accounts	417	$1,396,629,115	0	—
Zachary A. Hamel
Registered investment companies	7	$2,923,793,582	0	—
Other pooled investment vehicles	7	$215,889,637	1	$90,650,668
Other accounts	429	$2,507,799,381	0	—
Kenneth P. Malvey
Registered investment companies	7	$2,923,793,582	0	—
Other pooled investment vehicles	7	$215,889,637	1	$90,650,668
Other accounts	429	$2,507,799,381	0	—
Terry Matlack
Registered investment companies	7	$2,923,793,582	0	—
Other pooled investment vehicles	5	$161,554,734	1	$90,650,668
Other accounts	417	$1,396,629,115	0	—
David J. Schulte
Registered investment companies	7	$2,923,793,582	0	—
Other pooled investment vehicles	5	$161,554,734	1	$90,650,668
Other accounts	417	$1,396,629,115	0	—

Material Conflicts of Interest

Conflicts of interest may arise from the fact that the Adviser and its affiliates carry on substantial investment activities for other clients, in which the Registrant has no interest, some of which may have investment strategies similar to the Registrant. The Adviser or its affiliates may have financial incentives to favor certain of these accounts over the Registrant. For example, the Adviser may have an incentive to allocate potentially more favorable investment opportunities to other funds and clients that pay the Adviser an incentive or performance fee. Performance and incentive fees also create the incentive to allocate potentially riskier, but potentially better performing, investments to such funds and other clients in an effort to increase the incentive fee. The Adviser also may have an incentive to make investments in one fund, having the effect of increasing the value of a security in the same issuer held by another fund, which, in turn, may result in an incentive fee being paid to the Adviser by that other fund. Any of their proprietary accounts or other customer accounts may compete with the Registrant for specific trades. The Adviser or its affiliates may give advice and recommend securities to, or buy or sell securities for, other accounts and customers, which advice or securities recommended may differ from advice given to, or securities recommended or bought or sold for, the Registrant, even though their investment objectives may be the same as, or similar to, the Registrant’s objectives. When two or more clients advised by the Adviser or its affiliates seek to purchase or sell the same publicly traded securities, the securities actually purchased or sold will be allocated among the clients on a good faith equitable basis by the Adviser in its discretion and in accordance with the clients’ various investment objectives and the Adviser’s procedures. In some cases, this system may adversely affect the price or size of the position the Registrant may obtain or sell. In other cases, the Registrant’s ability to participate in volume transactions may produce better execution for it.

The Adviser also serves as investment adviser for five other publicly traded and one privately held closed-end management investment companies, all of which invest in the energy sector.

Situations may occur when the Registrant could be disadvantaged because of the investment activities conducted by the Adviser and its affiliates for their other accounts. Such situations may be based on, among other things, the following: (1) legal or internal restrictions on the combined size of positions that may be taken for the Registrant or the other accounts, thereby limiting the size of the Registrant’s position; (2) the difficulty of liquidating an investment for the Registrant or the other accounts where the market cannot absorb the sale of the combined position; or (3) limits on co-investing in private placement securities under the Investment Company Act of 1940. The Registrant’s investment opportunities may be limited by affiliations of the Adviser or its affiliates with energy infrastructure companies.

Under the Investment Company Act of 1940, the Registrant and its affiliated companies may be precluded from co-investing in negotiated private placements of securities. As such, the Registrant will not co-invest with its affiliates in negotiated private placement transactions. The Adviser will observe a policy for allocating negotiated private investment opportunities among its clients that takes into account the amount of each client’s available cash and its investment objectives. These allocation policies may result in the allocation of investment opportunities to an affiliated company rather than to the Registrant.

To the extent that the Adviser sources and structures private investments in master limited partnerships (“MLPs”), certain employees of the Adviser may become aware of actions planned by MLPs, such as acquisitions, which may not be announced to the public. It is possible that the Registrant could be precluded from investing in or selling securities of an MLP about which the Adviser has material, non-public information; however, it is the Adviser’s intention to ensure that any material, non-public information available to certain employees of the Adviser is not shared with the employees responsible for the purchase and sale of publicly traded MLP securities. The Registrant’s investment opportunities also may be limited by affiliations of the Adviser or its affiliates with energy infrastructure companies.

The Adviser and its principals, officers, employees, and affiliates may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on the Registrant’s behalf. As a result of differing trading and investment strategies or constraints, positions may be taken by principals, officers, employees, and affiliates of the Adviser that are the same as, different from, or made at a different time than positions taken for the Registrant. Further, the Adviser may at some time in the future, manage additional investment funds with the same investment objective as the Registrant’s.

Compensation

None of Messrs. Birzer, Hamel, Malvey, Matlack or Schulte receives any direct compensation from the Registrant or any other of the managed accounts reflected in the table above. All such accounts are managed by the Adviser or Fountain Capital. Messrs. Birzer, Hamel, Malvey, Matlack and Schulte are full-time employees of the Adviser and receive a fixed salary for the services they provide. They are also eligible for an annual cash bonus and awards of common interests in the Adviser’s parent company based on the Adviser’s earnings and the satisfaction of certain other conditions. Additional benefits received by Messrs. Birzer, Hamel, Malvey, Matlack and Schulte are normal and customary employee benefits generally available to all salaried employees. Each of Messrs. Birzer, Hamel, Malvey, Matlack and Schulte own an equity interest in Tortoise Holdings, LLC which wholly owns the Adviser, and each thus benefits from increases in the net income of the Adviser.

Securities Owned in the Registrant by Portfolio Managers

The following table provides information about the dollar range of equity securities in the Registrant beneficially owned by each of the portfolio managers as of November 30, 2010:

Aggregate Dollar Range of
Portfolio Manager	Holdings in the Registrant
H. Kevin Birzer	Over $1,000,000
Zachary A. Hamel	$100,001-$500,000
Kenneth P. Malvey	$100,001-$500,000
Terry Matlack	$500,001-$1,000,000
David J. Schulte	$100,001-$500,000

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers.

				(d)
			(c)	Maximum Number (or
			Total Number of	Approximate Dollar
	(a)		Shares (or Units)	Value) of Shares (or
	Total Number of	(b)	Purchased as Part of	Units) that May Yet
	Shares (or Units)	Average Price Paid	Publicly Announced	Be Purchased Under
Period	Purchased	per Share (or Unit)	Plans or Programs	the Plans or Programs
Month #1	0	0	0	0
6/1/10-6/30/10
Month #2	0	0	0	0
7/1/10-7/31/10
Month #3	0	0	0	0
8/1/10-8/31/10
Month #4	0	0	0	0
9/1/10-9/30/10
Month #5	0	0	0	0
10/1/10-10/31/10
Month #6	0	0	0	0
11/1/10-11/30/10
Total	0	0	0	0

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The Registrant’s President and Chief Executive Officer and its Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing of an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons. None.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Tortoise Energy Infrastructure Corporation

By (Signature and Title)	/s/ David J. Schulte
David J. Schulte, President and Chief Executive Officer

Date January 27, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ David J. Schulte
David J. Schulte, President and Chief Executive Officer

Date January 27, 2011

By (Signature and Title)	/s/ Terry Matlack
Terry Matlack, Chief Financial Officer

Date January 27, 2011